SUPPLEMENT TO THE
SPARTAN(registered trademark) MUNICIPAL FUNDS'
PROSPECTUS
DATED OCTOBER 25, 1995
   Effective February 1, 1996, the following information replaces the similar information found in the EXPENSES section beginning on page 6:
The operating expenses on page 7 are projections based on historical expenses, and are calculated as a percentage of average net assets. FMR has voluntarily agreed to temporarily limit the total operating expenses of
   Spartan Municipal Money to .40% of average net ass    ets. If this
agreement    was     not in effect, the management fee, other expenses, and
total operating expenses for Spartan Municipal Money would be .50%,
 .00   %, and     .50%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
SPARTAN INTERMEDIATE MUNICIPAL
Operating Expenses         Examples

                  Account    Account
                  open       closed

Management fee          .55%   After 1     $        6   $11
                               year

12b-1 fee               None   After 3     $18          $23
                               years

Other expenses           .00   After 5     $31          $36
                        %      years

Total fund operating    .55%   After 10    $   69       $74
expenses                       years